UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K


                               CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 24, 2008


                             HORIZON FINANCIAL CORP.
             (Exact name of registrant as specified in its charter)

     Washington                    0-27062                    91-1695422
(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)          Identification No.)

1500 Cornwall Avenue, Bellingham, Washington                    98225
    (Address of principal executive offices)                  (Zip Code)

     Registrant's telephone number (including area code):  (360) 733-3050

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
------------------------------------------------------------------------------

     (d) On October 24, 2008, Horizon Financial Corp. ("Company") announced that Greg B. Spear had been hired to serve as the Chief Financial Officer ("CFO") of the Company and Horizon Bank. He is to replace Richard P. Jacobson who has been acting as the interim CFO since his promotion to Chief Executive Officer ("CEO") on January 1, 2008.

     Mr. Spear is a certified public accountant ("CPA") and served for eight years as CFO for Columbia Bancorp and Columbia River Bank. Prior to working at Columbia Bancorp, he served for four years as CFO of Linn-Benton Bank, Albany, Oregon. For further information concerning Mr. Spear's background, reference is made to the press release dated October 24, 2008 which is attached hereto as Exhibit 99.1.

     There are no arrangements or understandings between Mr. Spear and any other persons pursuant to which he was selected as an officer. Mr. Spear is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Securities and Exchange Commission's Regulation S-K.

     (e) Upon his arrival, Horizon Bank will enter into a change of control severance agreement ("Agreement") with Mr. Spear. The agreement has an initial term of 36 months, and can be extended annually unless either party elects not to extent the agreement. The Agreement provides for a severance payment of 1.99 times his annual compensation if a change of control of the Company or Horizon Bank occurs, and within 12 months thereafter if Mr. Spear's employment is involuntarily terminated without just cause or Mr. Spear voluntarily terminates his employment for "good reason" as defined in the Agreement. A copy of the Agreement to be entered into by Horizon Bank with Mr. Spear is attached hereto as Exhibit 10.14 and is incorporated herein by reference.

     In connection with his employment, it is currently anticipated that Mr. Spear will receive an award in December 2008 of 5,000 incentive stock options for the purchase of shares of the Company's common stock pursuant to the Horizon Financial Corp. 2005 Incentive Stock Plan. The options will vest over a four year period.


Item 9.01  Financial Statements and Exhibits
--------------------------------------------

       (d)      Exhibits

       10.14    Change in Control/Severance Agreement with Greg B. Spear.

       99.1     Press Release of Horizon Financial Corp. dated October 24,
                2008.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     HORIZON FINANCIAL CORP.


Date: October 27, 2008               By:/s/Richard P. Jacobson
                                        ----------------------------
                                        Richard P. Jacobson
                                        Chief Executive Officer

                                 Exhibit 10.14

              Change in Control/Severance Agreement with Greg B. Spear

                      CHANGE OF CONTROL /SEVERANCE AGREEMENT
                      --------------------------------------

     THIS CHANGE OF CONTROL/ SEVERANCE AGREEMENT (the "Agreement") is made and entered into as of this 1st day of December, 2008 (the "Commencement Date"), by and between HORIZON BANK, a savings bank chartered under the laws of the State of Washington (the "Bank"), and Greg B. Spear (the "Executive").

     WHEREAS, the Executive has accepted the position as Chief Financial Officer; and has agreed to serve in the employ of the Bank; and

     WHEREAS, the Bank wishes to provide Executive with certain benefits for the period provided in this Agreement in the event of a change of control (as defined herein) of the Bank or of its holding company, Horizon Financial Corp. (the "Holding Company");

     NOW, THEREFORE, in consideration of the foregoing and of the respective covenants and agreements of the parties herein, the parties hereto agree as follows:

     1.  Certain Definitions.
        --------------------

          (a) The term "Change of Control" means: (i) an event of a nature that would be required to be reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");
(ii) any "person," as such term is used in Sections 13(d) and 14(d) of the Exchange Act, other than the Holding Company, any Consolidated Subsidiaries (as hereinafter defined), is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) directly or indirectly of securities of the Bank or the Holding Company representing 25% or more of the combined voting power of the Bank's or Holding Company's outstanding securities; (iii) individuals who are members of the Board of Directors of the Holding Company (the "Board") on the Commencement Date (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the Commencement Date whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board or whose nomination for election by the Holding Company's stockholders was approved by the nominating committee serving under an Incumbent Board or who was appointed as a result of a change at the direction of the Federal Reserve Board or the Federal Deposit Insurance Corporation ("FDIC"), shall be considered a member of the Incumbent Board; (iv) the stockholders of the Holding Company approve a merger, consolidation or acquisition of the Holding Company or the Bank, with or by any other corporation or entity, other than (1) a merger, consolidation or acquisition which would result in the voting securities of the Holding Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Holding Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Holding Company or the Bank (or similar transaction) in which no person (as hereinabove defined) acquires more than 25% of the combined voting power of the Holding Company's then outstanding securities; or (v) the stockholders of the Holding Company approve a plan of complete liquidation of the Holding Company or the Bank or an agreement for the sale or disposition by the Holding Company of all or substantially all of the Holding Company's or the Bank's assets (or any transaction having a similar effect); provided that the term "Change of Control" shall not include an acquisition of securities by an employee benefit plan of the Bank or the Holding Company or a change in the composition of the Board at the direction of the Federal

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Reserve Board or the FDIC.  Upon a Change of Control, the provisions hereof shall become immediately operative.

          (b) The term "Consolidated Subsidiaries" means any subsidiary or subsidiaries of the Holding Company that are part of the affiliated group (as defined in Section 1504 of the Internal Revenue Code of 1986, as amended (the "Code"), without regard to subsection (b) thereof) that includes the Bank.

          (c) The term "Good Reason" means the occurrence, without the Executive's express written consent, of a material diminution of or interference with the Executive's duties, responsibilities or benefits, including (without limitation) any of the following circumstances:

          (i) a requirement that the Executive be based at any location not within 50 miles of the Executive's then existing job location, providing that such new location is not closer to Executive's home;
          (ii) a material demotion, or loss of title or loss of significant authority of the Executive;
          (iii) a reduction in the Executive's salary, other than as part of an overall program applied uniformly and with equitable effect to all members of the senior management of the Bank; or
          (iv) a successor bank or company fails or refuses to assume the Bank's obligations under this Agreement, as required in
                Section 4(a) hereof.

          (d) The term "Termination for Cause" means termination of the employment of the Executive because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of a fiduciary duty involving personal profit, intentional failure to perform stated duties, insubordination, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement or any other agreement between Executive and the Bank or the Holding Company. The Executive shall not be entitled to any payment or benefit hereunder in the event a termination occurs by reason of a voluntary retirement, voluntary termination other than for reasons specified in Section 1(c) hereof, disability, or Termination for Cause.

     2.  Term of the Agreement.
        ----------------------

          (a) The term of this Agreement shall be a period of thirty-six calendar months beginning on the Commencement Date. Commencing on the first anniversary date of this Agreement and continuing on each anniversary thereafter, the term of the Agreement shall be extended for a period of one year in addition to the remaining term, unless either party elects not to extend this Agreement further by giving written notice thereof to the other party, subject to earlier termination, as provided herein.

          (b) Nothing in this Agreement shall be deemed to prohibit the Bank at any time from terminating the Executive's employment during the term of this Agreement with or without notice for any reason; provided, however, that the relative rights and obligations of the Bank and the Executive in the event of any such termination shall be determined under this Agreement.

     3.  Severance Benefits.
        -------------------

          (a) If after a Change of Control, the Bank shall terminate the Executive's employment other than Termination for Cause, or the Executive shall terminate employment with the Bank for Good Reason within twelve (12) months following a Change of Control, the Bank shall: (i) pay the Executive (or in the event of Executive's subsequent death, Executive's beneficiary or estate, as the case may be), as severance pay, a sum equal to 1.99 times Executive's annual compensation. For purposes of this

Agreement, "annual compensation" shall mean all wages, salary, bonus, and other compensation, if any, paid by the Bank as consideration for the Executive's services during the twelve (12) month period ending on the last day of the month preceding the effective date of a Change of Control which is or would be includable (but for a deferral election or similar circumstance) in the gross income of the Executive receiving the same for federal income tax purposes. Such amount shall be paid to Executive in a lump sum no later than sixty (60) days after the date of Executive's termination; and (ii) cause to be continued for twelve (12) months after the effective date of a Change of Control, life, medical, dental, and disability coverage substantially identical to the coverage maintained by the Bank or the Holding Company for the Executive prior to the effective date of a Change of Control, except to the extent such coverage may be changed in its application to all Bank or Holding Company employees on a nondiscriminatory basis.

          (b) Notwithstanding the provisions of Section 3(a) above, if a payment to the Executive who is a "disqualified individual" shall be in an amount, which includes an "excess parachute payment," the payment hereunder to the Executive shall be reduced to the maximum amount which does not include an "excess parachute payment." The terms "disqualified individual" and "excess parachute payment" shall have the meaning defined in Section 280G of the Code.

          (c) The Executive shall not be required to mitigate the amount of any payment or benefit provided for in Section 3(a) of this Agreement by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 3(a) of this Agreement be reduced by any compensation earned or benefit received by the Executive as the result of
employment by another employer.   This Agreement shall not be construed as a
contract of employment or as providing the Executive any right to be retained in the employ of the Holding Company or the Bank or any affiliate thereof.

          (d) Notwithstanding the provisions of Section 3(a) above, payments due under Section 3(a)(i) thereunder:

          (i) shall be payable only if the Executive's termination of employment also constitutes a "separation from service" within the meaning of Section 409A of the Internal Revenue Code of 1986 and the regulations and guidance of general applicability issued thereunder (together referred to as "Section 409A"), taking into account the relevant rules and presumptions in the Section 409A regulations;

          (ii) shall be considered made under a "separation pay plan" (within the meaning of Section 409A) to the extent the such payment may be treated as made under a separation pay plan. Any additional amounts that may be due the Executive under Section 3(a)(i) shall be (A) considered deferred compensation for purposes of Section 409A, (B) treated as paid after all separation pay plan payments are made, and
          (C) subject to subparagraph (iii) below.

          (iii) that are considered to be deferred compensation under Section 409A shall not be paid earlier than six months after the Executive's separation from service (as defined in subparagraph (d)(i) above), if the Executive is a "specified employee" (within the meaning of Section 409A). The payment that is delayed on account of the preceding sentence shall be made on the 185th day following the date of the Executive's separation from service.

     The purpose of this Section 3(d) is to cause the Agreement to comply with
Section 409A, and these provisions (and the Agreement) shall be administered and interpreted accordingly.

     4.  Assignment.
        -----------

          (a) This Agreement is personal to each of the parties hereto, and neither party may assign or delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party; provided, however, that the Bank shall require any successor or assignee of (whether direct or indirect, by purchase, merger, consolidation, operation of law or otherwise) to all or substantially all of the business and/or assets of the Bank, to expressly assume and agree to perform the Bank's obligations under this Agreement.

          (b) This Agreement shall be binding upon and inure to the benefit of the Executive, Bank, and Holding Company, and their respective successors and assigns.

     5.  Required Regulatory Provisions.
        -------------------------------

     Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C. Section 1828(k) and any rules and regulations promulgated thereunder, including 12 C.F.R. Part
359. The payment of any amounts which are delayed on account of the preceding sentence shall be paid as soon as the Bank reasonably anticipates that the payment will not violate the statute, rules and regulations referred to therein.

     6.  Delivery of Notices.
        --------------------

     For the purposes of this Agreement, all notices and other communications to any party hereto shall be in writing and shall be deemed to have been duly given when delivered or sent by certified mail, return receipt requested, postage prepaid, to the party's address identified herein. Any purported termination by the Bank or the Executive in connection with a Change of Control shall be communicated by a Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which indicates the specific termination provision in this Agreement and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for the termination of Executive's employment under the provision so indicated.

     7.  Amendments.
         -----------

     No amendments or additions to this Agreement shall be binding unless in writing and signed by both parties, except as herein otherwise provided.

     8.  Headings.
         ---------

     The headings used in this Agreement are included solely for convenience and shall not affect, or be used in connection with, the interpretation of this Agreement.

     9.  Severability.
         -------------

     The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     10. Governing Law.
         --------------

     This Agreement shall be governed by the laws of the State of Washington.

     11. Arbitration.
         ------------

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by binding arbitration, conducted before a panel of three arbitrators in a location selected by the Executive within 50 miles of the location of the Bank, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrators' award in any court having jurisdiction.

     12. Reimbursement of Fees.
         ----------------------

     All reasonable legal fees and expenses paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Bank if Executive is successful on the merits pursuant to an arbitration award or legal judgment.


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

     THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION, WHICH MAY BE ENFORCED BY THE PARTIES.



Attest:                            HORIZON BANK

_______________________________    _______________________________

                                   By: Rich Jacobson
                                   Its: Chief Executive Officer

                                   Address: 1500 Cornwall Avenue
                                            Bellingham, WA  98225




                                  EXECUTIVE


                                  _______________________________


                                  Address:_______________________
                                          _______________________

                                 Exhibit 99.1

                      Press Release dated October 24, 2008

Contact:    V. Lawrence Evans, Chairman
            Rich Jacobson, CEO
            Dennis Joines, President & COO
            360.733.3050
==============================================================================

     Horizon Financial Corp. Names Greg B. Spear as Chief Financial Officer
     ----------------------------------------------------------------------

  BELLINGHAM, Wash., Oct. 24, 2008 -- Horizon Financial Corp. (NasdaqGS:HRZB) today announced that Greg B. Spear has been hired to be its Chief Financial Officer. Rich Jacobson has been acting as the interim CFO since his promotion to CEO on January 1, 2008.

``We are excited to have Greg Spear join our management team,'' said Jacobson. ``Greg has built a stellar reputation over the years, and we look forward to welcoming him to Bellingham. He brings extensive experience in the capital markets and corporate finance to Horizon. Furthermore, having been the CFO and Vice Chairman of a $1 billion bank holding company, he has the ability to help us identify and pursue opportunities and be a key player as we deal with the current environment all banks are facing. He will be a tremendous asset during these tumultuous times.''

A Certified Public Accountant (CPA), Spear served as the Chief Financial Officer and Vice Chairman for the past eight years for Columbia Bancorp (NasdaqGS:CBBO), and Columbia River Bank, where he built a strong financial team capable of handling the busy cycles and stresses associated with today's complex financial reporting. A 25-year banking veteran, Spear is a graduate of the University of La Verne where he earned his Bachelor of Science in Accounting. Spear also obtained a Bachelor of Science in Business Administration from California State University, Chico.

Prior to joining Columbia Bancorp, Spear spent four years as the CFO of Linn-Benton Bank, of Albany, Oregon. Linn-Benton was acquired by Umpqua Holdings (NasdaqGS:UMPQ) in 2001. Before that, he spent 14 years with Wells Fargo, where he served in a variety of increasingly responsible positions, including securities sales, branch management, auditing and financial management.

Horizon Financial Corp. is a $1.45 billion, bank holding company headquartered in Bellingham, Washington. Its primary subsidiary, Horizon Bank, is a state-chartered commercial bank that operates 19 full-service offices, four commercial loan centers and four real estate loan centers throughout Whatcom, Skagit, Snohomish and Pierce counties, Washington.

Safe Harbor Statement: Except for the historical information in this news release, the matters described herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially. These forward-looking statements speak only as of the date of this release. Horizon undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date of this release or to reflect the occurrence of unanticipated events. Investors are encouraged to read the SEC report of Horizon, particularly its Form 10-K for the fiscal year ended March 31, 2008, for meaningful cautionary language discussion why actual results may vary from those anticipated by management.



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